UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2008
STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9305	43-1273600

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (314) 342-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01	Other Events.
     The following risk factors that could affect the Company’s business, financial condition, operating results and cash flows are being added to the disclosures in the Company’s Registration Statement on Form S-3 (File No. 333-147515). The risk factors listed below should be read in conjunction with the risk factors disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The additional risk factors, in substantially the form included in the prospectus supplement the Company filed on the date hereof, are as follows:

RISK FACTORS

Current trends in the global financial markets could cause significant fluctuations in our stock price.

Stock markets in general, and stock prices of financial services firms in particular, including us, have in recent years, and particularly in recent months, experienced significant price and volume fluctuations that have affected the market prices for securities. The market price of our common stock may continue to be subject to similar market fluctuations which may be unrelated to our operating performance or prospects, and increased volatility could result in a decline in the market price of our common stock. Factors that could significantly impact the volatility of our stock price include:

•	developments in our business or in the financial sector generally, including the effect of direct governmental action in the financial markets generally and with respect to financial institutions in particular;

•	regulatory changes affecting our operations;

•	the operating and securities price performance of companies that investors consider to be comparable to us;

•	announcements of strategic developments, acquisitions and other material events by us or our competitors; and

•	changes in global financial markets and global economies and general market conditions, such as interest or foreign exchange rates, stock, commodity or asset valuations or volatility.

Our results of operations could be materially affected by market fluctuations and economic downturn.

Our results of operations are materially affected by conditions in the financial markets and economic conditions generally, both in the U.S. and elsewhere around the world. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market and a declining residential real estate market in the U.S. have contributed to increased volatility and diminished expectations for the economy and the markets going forward. These factors, combined with volatile oil prices, declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown and fears of a possible recession. In addition, the fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets, including banks and broker-dealers, particularly affected. These events and the continuing market upheavals may have an adverse effect on us. In the event of a market downturn, our results of operations could be adversely affected by those factors in many ways. Our revenues are likely to decline in such circumstances and, if we were unable to reduce expenses at the same pace, our profit margins would erode. In addition, in the event of extreme market events, such as the global credit crisis, we could incur significant losses. Even in the absence of a market downturn, we are exposed to substantial risk of loss due to market volatility.

In addition, our investment banking revenues, in the form of financial advisory and debt and equity underwriting fees, are directly related to the number and size of the transactions in which we participate and may be impacted by continued or further credit market dislocations or sustained market downturns. Sustained market downturns or continued or further credit market dislocations and liquidity issues would also likely lead to a decline in the volume of capital market transactions that we execute for our clients and, therefore, to a decline in the revenues we receive from commissions and spreads earned from the trades we execute for our clients. Further, to the extent that potential acquirers are unable to obtain adequate credit and financing on favorable terms, they may be unable or unwilling to consider or complete acquisition transactions, and as a result our merger and acquisition advisory practice would suffer.

Our overall financial results continue to be highly correlated to the direction and activity levels of the U.S. equity and fixed income markets. Although we do not engage in any significant proprietary trading for our own account, inventory of securities held to facilitate customer trades and our market making activities are sensitive to market movements. We do not have any significant direct exposure to the sub-prime market crisis, but are subject to market fluctuations resulting from news and corporate events in the sub-prime mortgage markets, associated write-downs by other financial services firms and interest rate fluctuations. As a result of these write-downs of investments in sub-prime mortgages and in various complex securities by other financial services firms, stock prices for companies in this industry have decreased and shown substantial volatility, including for our own stock price since the end of our fiscal year.

It is difficult to predict how long the current economic conditions will continue, whether they will continue to deteriorate and which of our products and businesses will continue to be adversely affected. We may have impairment losses if events or changes in circumstances occur which may reduce the fair value of an asset below its carrying amount. As a result, these conditions could adversely affect our financial condition and results of operations. In addition, we may be subject to increased regulatory scrutiny and litigation due to these issues and events.

Further, because a significant portion of our revenue is derived from commissions, margin interest revenue, principal transactions, asset management and service fees and investment banking fees, severe market fluctuations, weak economic conditions, a decline in stock prices, trading volumes, or liquidity could significantly harm our profitability in the following ways:

•	the volume of trades we would execute for our clients may decrease;

•	the value of the invested assets we manage for our clients may decline;

•	our customer margin balances may decrease;

•	the number and size of transactions for which we provide underwriting and merger and acquisition advisory services may decline;

•	the value of the securities we hold in inventory as assets, which we often purchase in connection with market-making and underwriting activities, may decline;

•	as a market maker, we may own large positions in specific securities. These undiversified holdings concentrate the risk of market fluctuations and may result in greater losses than would be the case if our holdings were more diversified. In addition, a sizable portion of our inventory is comprised of fixed income securities, which are sensitive to interest rates. As interest rates rise or fall, there is a corresponding increase or decrease in the value of our assets; and

•	the value of the securities we hold as investments acquired directly through our subsidiaries may decline. In particular, those investments in venture capital and start-up type companies, which by their nature are subject to a high degree of volatility, may be susceptible to significant fluctuations.

To the extent our clients, or counterparties in transactions with us, are more likely to suffer financial setbacks in a volatile stock market environment, our risk of loss during these periods would increase.

Declines in the market value of securities can result in the failure of buyers and sellers of securities to fulfill their settlement obligations, and in the failure of our clients to fulfill their credit obligations. During market downturns, counterparties to us in securities transactions may be less likely to complete transactions. Also, we often permit our clients to purchase securities on margin or, in other words, to borrow a portion of the purchase price from us and collateralize the loan with a set percentage of the securities. During steep declines in securities prices, the value of the collateral securing margin purchases may drop below the amount of the purchaser’s indebtedness. If the clients are unable to provide additional collateral for these loans, we may lose money on these margin transactions. In addition, particularly during market downturns, we may face additional expenses defending or pursuing claims or litigation related to counterparty or client defaults.

When the SEC’s emergency order banning the effecting of short sales in our stock is lifted, our stock price could be negatively affected.

On September 18, 2008, in response to numerous market and economic conditions, the SEC issued an emergency order imposing a ban, subject to certain limited exceptions, on the effecting of a short sale in the publicly traded securities of certain financial firms, including Stifel. The ban is scheduled to last until the end of the day on October 2, 2008, unless further extended by the SEC. When the ban is lifted, there may be a surge in short selling of our common stock, which could negatively impact our stock price.

Regulatory and legal developments related to auction rate securities could adversely affect our business.

Since February 2008, the auctions through which most auction rate securities are sold and interest rates are determined have failed, resulting in a lack of liquidity for these securities. As of the beginning of September 2008, our clients held approximately $243 million of auction rate securities in client accounts, exclusive of approximately $98 million of such securities that were either transferred to us or purchased after February 2008. Approximately 90% of this amount consists of preferred auction rate securities issued by closed-end mutual funds which are generally rated AAA and have a perpetual maturity.

We have received inquiries from the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”) and several state regulatory authorities requesting information concerning our transactions in auction rate securities. We anticipate that the regulatory authorities will conduct further review and inquiry on the above-described matters, and we intend to cooperate fully with any such inquiries.

In addition, Stifel and Stifel Nicolaus have been named in a civil suit filed in the United States District Court for the Eastern District of Missouri on August 8, 2008. The suit seeks class action status for investors who purchased and continue to hold auction rate securities offered for sale between June 11, 2003 and February 13, 2008 based on alleged misrepresentations about the investment characteristics of auction-rate securities and the auction markets through which the securities are traded. We intend to vigorously defend the civil litigation.

To date several of the larger securities firms that primarily underwrote and supported the auctions have, through regulatory settlements and otherwise, announced agreements to repurchase auction rate securities at par from certain of their clients. Recently other securities firms have entered into similar agreements. We are working with other industry participants in order to resolve issues relating to auction rate securities and are exploring a range of potential solutions, including the restructuring and refinancing of the debt underlying the auction rate securities, and believe that significant progress toward these alternative solutions has been made. For example, according to recent Bloomberg sources, through the date of this prospectus supplement fund managers have redeemed or announced redemptions of $25 billion, or nearly 40%, of $64 billion of auction rate preferred issued by closed-end mutual funds. Similarly, Bloomberg sources have reported that municipal borrowers have converted, refinanced or marked for redemption at least $105 billion, or approximately 63%, of the $166 billion of municipal auction rate securities outstanding in February 2008. If conversions, refinancings or redemptions continue as they have in the past, our clients’ holdings in illiquid auction rate securities could be reduced to an even greater extent; however, there can be no assurance that these activities will continue.

If we were to determine, in order to resolve pending claims, inquiries or investigations, to offer to redeem some or all of these securities from certain of our clients, we would be required to assess whether we have sufficient regulatory capital or borrowing capacity to do so, and we cannot assure you that we would have such capacity. Moreover, if we were to repurchase such securities at their par value, we may have market loss if the underlying value of the securities is less than par, and any such loss may adversely affect our results of operations and our financial position.

We may not be able to successfully retain our key personnel or attract, assimilate, or retain other highly qualified personnel in the future, and our failure to do so could materially and adversely affect our business, financial condition, and operating results.

Our people are our most valuable asset. Our ability to develop and retain our client base and to obtain investment banking and advisory engagements depends upon the reputation, judgment, business generation capabilities and project execution skills of highly skilled and often highly specialized employees, including our executive officers. The unexpected loss of services of any of these key employees and executive officers, or the inability to recruit and retain highly qualified personnel in the future, could have an adverse effect on our business and results of operations.

We generally do not enter into written employment agreements with our employees, and employees can stop working with us at any time. Financial professionals typically take their clients with them when they leave us to work for a competitor. From time to time, in addition to financial advisors, we have lost equity research, investment banking, public finance, institutional sales and trading professionals, and in some cases, clients, to our competitors.

Competition for personnel within the financial services industry is intense. The cost of retaining skilled professionals in the financial services industry has escalated considerably, as competition for these professionals has intensified. Employers in the industry are increasingly offering guaranteed contracts, upfront payments, and increased compensation. These can be important factors in a current employee’s decision to leave us as well as a prospective employee’s decision to join us. As competition for skilled professionals in the industry increases, we may have to devote more significant resources to attracting and retaining qualified personnel. In particular, our financial results may be adversely affected by the amortization costs incurred by us in connection with the upfront loans we offer to financial professionals.

Moreover, companies in our industry whose employees accept positions with competitors frequently claim that those competitors have engaged in unfair hiring practices. We are currently subject to several such claims and may be subject to additional claims in the future as we seek to hire qualified personnel, some of whom may currently be working for our competitors. Some of these claims may result in material litigation. We could incur substantial costs in defending ourselves against these claims, regardless of their merits. Such claims could also discourage potential employees who currently work for our competitors from joining us.

We may recruit financial advisors, make strategic acquisitions of businesses, engage in joint ventures or divest or exit existing businesses, which could cause us to incur unforeseen expenses and have disruptive effects on our business and may strain our resources.

Our growth strategies include the recruitment of financial advisors and future acquisitions or joint ventures with other businesses. Any acquisition or joint venture that we determine to pursue will be accompanied by a number of risks. The growth of our business and expansion of our client base has and will continue to strain our management and administrative resources. Costs or difficulties relating to such transactions, including integration of products, employees, technology systems, accounting systems and management controls, may be greater than expected. Unless offset by a growth of revenues, the costs associated with these investments will reduce our operating margins. We cannot assure investors that we will be able to manage our future growth successfully. The inability to do so could have a material adverse effect on our business, financial condition and operating results. After we announce or complete an acquisition or joint venture, our share price could decline if investors view the transaction as too costly or unlikely to improve our competitive position. We may be unable to retain key personnel after the transaction, and the transaction may impair relationships with customers and business partners. These difficulties could disrupt our ongoing business, increase our expenses and adversely affect our operating results and financial condition. In addition, we may be unable to achieve anticipated benefits and synergies from the transaction as fully as expected or within the expected time frame. Divestitures or elimination of existing businesses or products could have similar effects.

To the extent we pursue increased expansion to different geographic markets or grow generally through additional strategic acquisitions, we cannot assure you that we will identify suitable acquisition candidates, that acquisitions will be completed on acceptable terms or that we will be able to successfully integrate the operations of any acquired business into our existing business. Such acquisitions could be of significant size and involve firms located in regions of the U.S. where we do not currently operate, or internationally. To acquire and integrate a separate organization would divert management attention from other business activities. This diversion, together with other difficulties we may encounter in integrating an acquired business, could have a material adverse effect on our business, financial condition and results of operations. In addition, we may need to borrow money to finance acquisitions, which would increase our leverage. Such funds might not be available on terms as favorable to us as our current borrowing terms or at all.

We may not realize the expected benefits of our acquisitions of the Ryan Beck and LM Capital Markets businesses.

We may be unable to take advantage of the opportunities we expect to obtain in the acquisitions of Ryan Beck and Legg Mason Capital Markets (“LM Capital Markets”), including the strengthening of our existing private client, equity capital markets, fixed income capital markets and investment banking businesses and the addition of senior personnel and managers from both firms. Additionally, Ryan Beck and the businesses we acquired from LM Capital Markets are also subject to many, if not all, of the same risks faced by our business described herein. Further, Ryan Beck was acquired in the first quarter of 2007, and the historical data relating to Ryan Beck is not indicative of the results of operations that would have been achieved had the acquisition of Ryan Beck been effected as of an earlier date, or that will be achieved in the future.

The success of our acquisitions depends on our ability to retain key personnel from Ryan Beck and LM Capital Markets. Our business is a service business that depends heavily on highly skilled personnel and the relationship they form with clients.

Like our core business, Ryan Beck and the LM Capital Markets businesses are service businesses that rely heavily upon highly skilled and highly specialized employees. There is no assurance that all of such employees will remain with Stifel for the long term. Furthermore, in connection with our acquisition of LM Capital Markets, we granted restricted stock units to a number of key employees of this business, which will become fully vested in December 2008. Financial professionals often take their clients with them when they leave to work for a competitor of ours. To the extent that key employees or other senior management personnel of Ryan Beck or LM Capital Markets determine that they do not wish to remain with Stifel, it could have an adverse effect on the prospects for our combined business and results of operations.

We may not realize the expected benefits of our acquisition of First Service Financial Company.

We may be unable to take advantage of the opportunities we expect to obtain in the acquisition of First Service Financial Company and its wholly-owned subsidiary, First Service Bank. Our success as a bank holding company and a financial holding company will depend on our ability to comply with extensive regulations and maintain proper levels of capitalization, as required under the Federal Reserve Act. We rely exclusively on the financing activities of our subsidiaries to implement our growth strategies. Our internal sources of liquidity may prove to be insufficient, and in such case, we may not be able to successfully obtain outside financing on favorable terms, or at all.

We may not successfully integrate our future acquisitions into our existing business.

Since December 2005, we have completed four acquisitions: LM Capital Markets in 2005, the private client business of Miller Johnson Steichen and Kinnard in 2006, Ryan Beck in the first quarter of 2007, and First Service Financial Company in the second quarter of 2007. Business combinations of this sort involve the integration of multiple companies that previously have operated independently, which is a complex, costly and time-consuming process. The difficulties of combining the companies’ operations include, among other things:

•	assimilating and retaining employees with diverse business backgrounds, including key senior management members;

•	retaining key customer accounts;

•	coordinating regulatory oversight of brokers;

•	the necessity of coordinating geographically disparate organizations, systems and facilities;

•	consolidating corporate and administrative functions;

•	limiting the diversion of management resources necessary to facilitate the integration;

•	implementing compatible information and communication systems, as well as common operating procedures;

•	creating compatible financial controls and comparable human resource management practices;

•	expenses of any undisclosed or potential legal liabilities; and

•	preserving the important contractual and other relationships of each company.

The process of integrating operations could cause an interruption of, or loss of momentum in, the activities of the combined company’s business and the loss of key personnel. The diversion of management’s attention, any delays or difficulties encountered in connection with the business combination and the integration of the companies’ operations or the costs associated with these activities could harm the business, results of operations, financial condition or prospects of the combined company.

We face intense competition in our industry.

Our business will suffer if we do not compete successfully. All aspects of our business and of the securities industry in general are intensely competitive. We expect competition to continue and intensify in the future.

Because many of our competitors have greater resources and offer more services than we do, increased competition could have a material and adverse effect on our profitability. We compete directly with national full-service broker-dealers, investment banking firms, and commercial banks and, to a lesser extent, with discount brokers and dealers and investment advisors. We also compete indirectly for investment assets with insurance companies, real estate firms, hedge funds and others. In addition, we face competition from new entrants into the market and increased use of alternative sales channels by other firms.

Domestic commercial banks and investment banking boutique firms have entered the broker-dealer business, and large international banks have begun serving our markets as well. Legislative and regulatory initiatives intended to ease restrictions on the sale of securities and underwriting activities by commercial banks have increased competition. This increased competition could cause our business to suffer.

The industry of electronic and/or discount brokerage services is continuing to develop. Increased competition from firms using new technology to deliver these products and services may materially and adversely affect our operating results and financial position. Competitors offering internet-based or other electronic brokerage services may have lower costs and offer their customers more attractive pricing and more convenient services than we do. In addition, we anticipate additional competition from underwriters who conduct offerings of securities through electronic distribution channels, bypassing financial intermediaries such as us altogether.

Many of our competitors have significantly greater capital and financial resources than we do. The financial services industry has recently undergone significant consolidation, which has further concentrated equity capital and other financial resources in the industry and further increased competition. Many of our competitors use their significantly greater financial capital and scope of operations to offer their customers more products and services, broader research capabilities, access to international markets, and other products and services not currently offered by us. These and other competitive pressures may adversely affect our competitive position and, as a result, our operations and financial condition.

We have experienced significant pricing pressure in areas of our business, which may impair our revenues and profitability.

In recent years, our business has experienced significant pricing pressures on trading margins and commissions in debt and equity trading. In the fixed income market, regulatory requirements have resulted in greater price transparency, leading to increased price competition and decreased trading margins. In the equity market, we have experienced increased pricing pressure from institutional clients to reduce commissions, and this pressure has been augmented by the increased use of electronic and direct market access trading, which has created additional competitive downward pressure on trading margins. The trend towards using alternative trading systems is continuing to grow, which may result in decreased commission and trading revenue, reduce our participation in the trading markets and our ability to access market information, and lead to the creation of new and stronger competitors. Institutional clients also have pressured financial services firms to alter “soft dollar” practices under which brokerage firms bundle the cost of trade execution with research products and services. Some institutions are entering into arrangements that separate (or “unbundle”) payments for research products or services from sales commissions. These arrangements have increased the competitive pressures on sales commissions and have affected the value our clients place on high-quality research. Additional pressure on sales and trading revenue may impair the profitability of our business. Moreover, our inability to reach agreement regarding the terms of unbundling arrangements with institutional clients who are actively seeking such arrangements could result in the loss of those clients, which would likely reduce our institutional commissions. We believe that price competition and pricing pressures in these and other areas will continue as institutional investors continue to reduce the amounts they are willing to pay, including by reducing the number of brokerage firms they use, and some of our competitors seek to obtain market share by reducing fees, commissions or margins.

We are subject to an increased risk of legal proceedings, which may result in significant losses to us that we cannot recover. Claimants in these proceedings may be customers, employees, or regulatory agencies, among others, seeking damages for mistakes, errors, negligence or acts of fraud by our employees.

Many aspects of our business subject us to substantial risks of potential liability to customers and to regulatory enforcement proceedings by state and federal regulators. Participants in the securities industry face an increasing amount of litigation and arbitration proceedings. Dissatisfied clients regularly make claims against securities firms and their brokers for, among others, negligence, fraud, unauthorized trading, suitability, churning, failure to supervise, breach of fiduciary duty, employee errors, intentional misconduct, unauthorized transactions by financial advisors or traders, improper recruiting activity, and failures in the processing of securities transactions. These types of claims expose us to the risk of significant loss. Acts of fraud are difficult to detect and deter, and we cannot assure investors that our risk management procedures and controls will prevent losses from fraudulent activity. In our role as underwriter and selling agent, we may be liable if there are material misstatements or omissions of material information in prospectuses and other communications regarding underwritten offerings of securities. At any point in time, the aggregate amount of existing claims against us could be material. While we do not expect the outcome of any existing claims against us to have a material adverse impact on our business, financial condition, or results of operations, we cannot assure you that these types of proceedings will not materially and adversely affect us. We do not carry insurance that would cover payments regarding these liabilities, with the exception of fidelity coverage with respect to certain fraudulent acts of our employees. In addition, our by-laws provide for the indemnification of our officers, directors, and employees to the maximum extent permitted under Delaware law. In the future, we may be the subject of indemnification assertions under these documents by our officers, directors or employees who have or may become defendants in litigation. These claims for indemnification may subject us to substantial risks of potential liability.

In addition to the foregoing financial costs and risks associated with potential liability, the defense of litigation has increased costs associated with attorneys’ fees. The amount of outside attorneys’ fees incurred in connection with the defense of litigation could be substantial and might materially and adversely affect our results of operations as such fees occur. Securities class action litigation in particular is highly complex and can extend for a protracted period of time, thereby substantially increasing the costs incurred to resolve this litigation.

We continually encounter technological change, and we may have fewer resources than many of our competitors to continue to invest in technological improvements, which are important to attract and retain financial advisors.

We rely extensively on electronic data processing and communications systems. The brokerage and investment banking industry continues to undergo technological change, with periodic introductions of new technology-driven products and services. In addition to better serving clients, the effective use of technology increases efficiency and enables firms to reduce costs. Our future success will depend, in part, upon our ability to successfully maintain and upgrade our systems and our ability to address the needs of our clients by using technology to provide products and services that will satisfy their demands for convenience, as well as to create additional efficiencies in our operations. Many of our competitors have substantially greater resources to invest in technological improvements. We cannot assure you that we will be able to effectively upgrade our systems, implement new technology-driven products and services or be successful in marketing these products and services to our clients.

Our operations and infrastructure and those of the service providers upon which we rely may malfunction or fail.

Our business is highly dependent on our ability to process, on a daily basis, a large number of transactions across diverse markets, and the transactions we process have become increasingly complex. The inability of our systems to accommodate an increasing volume of transactions could also constrain our ability to expand our businesses. If any of these systems do not operate properly or are disabled, or if there are other shortcomings or failures in our internal processes, people or systems, we could suffer impairments, financial loss, a disruption of our businesses, liability to clients, regulatory intervention or reputational damage.

We have outsourced certain aspects of our technology infrastructure, including trade processing, data centers, disaster recovery systems, and wide area networks, as well as market data servers, which constantly broadcast news, quotes, analytics, and other important information to the desktop computers of our financial advisors. We contract with other vendors to produce, batch, and mail our confirmations and customer reports. We are dependent on our technology providers to manage and monitor those functions. A disruption of any of the outsourced services would be out of our control and could negatively impact our business. We have experienced disruptions on occasion, none of which has been material to our operations and results. However, there can be no guarantee that future disruptions with these providers will not occur.

We also face the risk of operational failure or termination of relations with any of the clearing agents, exchanges, clearing houses or other financial intermediaries we use to facilitate our securities transactions. Any such failure or termination could adversely affect our ability to effect transactions and to manage our exposure to risk.

Our operations also rely on the secure processing, storage and transmission of confidential and other information in our computer systems and networks. Although we take protective measures and endeavor to modify them as circumstances warrant, our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this could jeopardize our or our clients’ or counterparties’ confidential and other information processed, stored in and transmitted through our computer systems and networks, or otherwise cause interruptions or malfunctions in our, our clients’, our counterparties’ or third parties’ operations. We may be required to expend significant additional resources to modify our protective measures, to investigate and remediate vulnerabilities or other exposures or to make required notifications, and we may be subject to litigation and financial losses that are either not insured or not fully covered through any insurance maintained by us.

Lack of sufficient liquidity or access to capital could impair our business and financial condition.

Liquidity is essential to our business. If we have insufficient liquid assets, we will be forced to curtail our operations, and our business will suffer. The principal source of our liquidity is our assets, consisting mainly of cash or assets readily convertible into cash. These assets are financed primarily by our equity capital, debentures to trusts, client credit balances, short-term bank loans, proceeds from securities lending, and other payables. We currently finance our client accounts and firm trading positions through ordinary course borrowings at floating interest rates from various banks on a demand basis and securities lending, with company-owned and client securities pledged as collateral. Changes in securities market volumes, related client borrowing demands, underwriting activity, and levels of securities inventory affect the amount of our financing requirements.

Our liquidity requirements may change in the event we need to raise more funds than anticipated to increase inventory positions, support more rapid expansion, develop new or enhanced services and products, acquire technologies, or respond to other unanticipated liquidity requirements. We rely exclusively on financing activities and distributions from our subsidiaries for funds to implement our business and growth strategies, and repurchase our shares. Net capital rules, restrictions under our long-term debt, or the borrowing arrangements of our subsidiaries, as well as the earnings, financial condition, and cash requirements of our subsidiaries, may each limit distributions to us from our subsidiaries.

In the event existing internal and external financial resources do not satisfy our needs, we may have to seek additional outside financing. The availability of outside financing will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the financial services industry, credit ratings, and credit capacity, as well as the possibility that lenders could develop a negative perception of our long-term or short-term financial prospects if we incurred large trading losses or if the level of our business activity decreased due to a market downturn. Similarly, our access to funds may be impaired if regulatory authorities took significant action against us, or if we discovered that one of our employees had engaged in serious unauthorized or illegal activity. Our internal sources of liquidity may prove to be insufficient, and in such case, we may not be able to successfully obtain outside financing on favorable terms, or at all.

We are subject to net capital and other regulatory capital requirements; failure to comply with these rules would significantly harm our business.

The SEC requires broker-dealers to maintain adequate regulatory capital in relation to their liabilities and the size of their customer business. These rules require broker-dealers to maintain a substantial portion of their assets in cash or highly liquid investments. Failure to maintain the required net capital may subject a firm to limitation of its activities, including suspension or revocation of its registration by the SEC and suspension or expulsion by the Financial Industry Regulatory Authority (“FINRA”) and other regulatory bodies, and ultimately may require its liquidation. These rules affect Stifel Nicolaus and Century Securities. Failure to comply with the net capital rules could have material and adverse consequences, such as:

•	limiting our operations that require intensive use of capital, such as underwriting or trading activities; or

•	restricting us from withdrawing capital from our subsidiaries, even where our broker-dealer subsidiaries have more than the minimum amount of required capital. This, in turn, could limit our ability to implement our business and growth strategies, pay interest on and repay the principal of our debt and/or repurchase our shares.

In addition, a change in the net capital rules or the imposition of new rules affecting the scope, coverage, calculation, or amount of net capital requirements, or a significant operating loss or any large charge against net capital, could have similar adverse effects.

Our international subsidiary, Stifel Nicolaus Limited (“SN Ltd.”), is subject to the regulatory supervision and requirements of the Financial Services Authority (“FSA”) in the United Kingdom, which also sets minimum capital requirements.

As a registered broker-dealer, we are subject to the Uniform Net Capital Rule, Rule 15c3-1 under the Exchange Act (the “Rule”), which requires the maintenance of minimum net capital, as defined. The Rule also provides that equity capital may not be withdrawn or cash dividends paid if resulting net capital would be less than 5% of aggregate debit items. Century Securities is also subject to minimum capital requirements that may restrict the payment of cash dividends and advances to the Company. The only restriction with regard to the payment of cash dividends by us is our ability to obtain cash through dividends and advances from our subsidiaries, if needed.

The company, as a bank holding company, and Stifel Bank & Trust are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the company and Stifel Bank & Trust. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the company and Stifel Bank & Trust must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The company’s and Stifel Bank & Trust’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Our underwriting and market making activities place our capital at risk.

We may incur losses and be subject to reputational harm to the extent that, for any reason, we are unable to sell securities we purchased as an underwriter at the anticipated price levels. As an underwriter, we also are subject to heightened standards regarding liability for material misstatements or omissions in prospectuses and other offering documents relating to offerings we underwrite. As a market maker, we may own large positions in specific securities, and these undiversified holdings concentrate the risk of market fluctuations and may result in greater losses than would be the case if our holdings were more diversified.

We are subject to increasing governmental and organizational regulation.

Our business and the securities industry generally, is subject to extensive regulation at both the federal and state levels. In addition, self-regulatory organizations (“SRO”), such as FINRA, require compliance with their extensive rules and regulations. Among other things, these regulatory authorities impose restrictions on sales methods, trading practices, use and safekeeping of customer funds and securities, record keeping, and the conduct of principals and employees. The extensive regulatory framework applicable to broker-dealers, the purpose of which is to protect investors and the integrity of the securities markets, imposes significant compliance burdens and attendant costs on us. The regulatory bodies that administer these rules do not attempt to protect the interests of our security holders as such, but rather the public and markets generally. Failure to comply with any of the laws, rules, or regulations of any SRO, state, or federal regulatory authority could result in a fine, injunction, suspension, or expulsion from the industry, which could materially and adversely impact us. Furthermore, amendments to existing state or federal statutes, rules and regulations or the adoption of new statutes, rules and regulations (such as the Sarbanes-Oxley Act of 2002) could require us to alter our methods of operation at costs which could be substantial. In addition, our ability to comply with laws, rules, and regulations is highly dependent upon our ability to maintain a compliance system which is capable of evolving with increasingly complex and changing requirements. Moreover, our independent contractor subsidiaries, Century Securities and SN Ltd, give rise to a potentially higher risk of noncompliance because of the nature of the independent contractor relationships involved.

We may suffer losses if our reputation is harmed.

Our ability to attract and retain customers and employees may be adversely affected to the extent our reputation is damaged. If we fail to deal, or appear to fail to deal, with various issues that may give rise to reputational risk, we could harm our business prospects. These issues include, but are not limited to, appropriately dealing with potential conflicts of interest, legal and regulatory requirements, ethical issues, money-laundering, privacy, record-keeping, sales and trading practices, and the proper identification of the legal, reputational, credit, liquidity and market risks inherent in our products. Failure to appropriately address these issues could also give rise to additional legal risk to us, which could, in turn, increase the size and number of claims and damages asserted against us or subject us to regulatory enforcement actions, fines, and penalties.

Our stock price has been volatile and it may continue to be volatile in the future.

The market price of our common stock could be subject to significant fluctuations due to factors such as:

•	the success or failure of our acquisitions, our operating strategies and our perceived prospects, those of our acquired companies and those of the financial services industry in general;

•	actual or anticipated fluctuations in our financial condition or results of operations;

•	failure to meet the expectations of securities analysts;

•	a decline in the stock prices of peer companies;

•	a discount in the trading multiple of our common stock relative to that of common stock of certain of our peer companies due to perceived risks associated with our smaller size; and

•	realization of any of the other risks described in this section.

Declines in the price of our common stock may adversely affect our ability to recruit and retain key employees, including our managing directors and other key professional employees and those who have joined us from companies we have acquired. In addition, we may not be able to access the capital markets or use our stock effectively in connection with future acquisitions.

Our current stockholders may experience dilution in their holdings if we issue additional shares of common stock as a result of the Ryan Beck acquisition, or future offerings or acquisitions where we use our stock.

In 2007 we obtained stockholder approval to issue additional shares of our common stock as payment of contingent “earn-out” payments in connection with our acquisition of Ryan Beck and to issue equity awards to retain individuals who were employees of Ryan Beck as of the date of our acquisition of that company. We have issued 1,007,722 stock units to purchase shares of our common stock under this plan. In addition, in August 2008 we agreed to pre-pay to BankAtlantic a portion of the contingent payment relating to the performance of the private client group. We issued 233,500 shares of our common stock, which had an approximate value of $9,585,000 (using a share price at the time of $41.05 per share), and BankAtlantic agreed to reduce the ultimate contingent payment by $10,000,000. If upon final calculation of the private client earn-out payment, BankAtlantic’s pro rata portion of the earn-out is less than $10,000,000, BankAtlantic has agreed to reimburse us the difference of such shortfall. Although we may pay all or a part of any additional “earn-out” payments in cash at our election, we may issue up to 1,266,500 additional shares of common stock to pay any such amounts that may become due. In addition, we may consider using our equity in pursuing acquisition candidates on an opportunistic basis, which is part of our growth strategy. If we issue additional shares of common stock as a result of the approval described above in connection with the Ryan Beck acquisition, including an election to pay any earn-out consideration by using shares of our common stock in lieu of cash, or if we otherwise issue stock in connection with future acquisitions or as a result of a financing, investors ownership interest in our company will be diluted.

Misconduct by our employees or by the employees of our business partners could harm us and is difficult to detect and prevent.

There have been a number of highly publicized cases involving fraud or other misconduct by employees in the financial services industry in recent years, and we run the risk that employee misconduct could occur at our firm. For example, misconduct could involve the improper use or disclosure of confidential information, which could result in regulatory sanctions and serious reputational or financial harm. It is not always possible to deter misconduct and the precautions we take to detect and prevent this activity may not be effective in all cases. Our ability to detect and prevent misconduct by entities with whom we do business may be even more limited. We may suffer reputational harm for any misconduct by our employees or those entities with whom we do business.

Our risk management policies and procedures may leave us exposed to unidentified or unanticipated risk.

Although we have developed risk management procedures and policies to identify, monitor, and manage risks, we cannot assure investors that our procedures will be fully effective. Our risk management methods may not effectively predict the risks we will face in the future, which may be different in nature or magnitude than past experiences. In addition, some of our risk management methods are based on an evaluation of information regarding markets, clients, and other matters provided by third parties. This information may not be accurate, complete, up-to-date, or properly evaluated, and our risk management procedures may be correspondingly flawed. Management of operational, legal, and regulatory risk requires, among other things, policies and procedures to record properly and verify a large number of transactions and events, and we cannot assure investors that our policies and procedures will be fully effective.

Provisions in our certificate of incorporation and bylaws and of Delaware law may prevent or delay an acquisition of our company, which could decrease the market value of our common stock.

Our certificate of incorporation and bylaws and Delaware law contain provisions that are intended to deter abusive takeover tactics by making them unacceptably expensive to prospective acquirors and to encourage prospective acquirors to negotiate with our board of directors rather than to attempt a hostile takeover. Delaware law also imposes some restrictions on mergers and other business combinations between us and any holder of 15% or more of our outstanding common stock. We believe these provisions protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirors to negotiate with our board of directors and by providing our board of directors with more time to assess any acquisition proposal. These provisions are not intended to make our company immune from takeovers. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our board of directors determines is not in the best interests of our company and our stockholders.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this report not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: our goals, intentions and expectations; our business plans and growth strategies; our ability to integrate and manage our acquired businesses; estimates of our risks and future costs and benefits; and forecasted demographic and economic trends relating to our industry; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: September 23, 2008	By:	/s/ Ronald J. Kruszewski
		Name:	Ronald J. Kruszewski
		Title:	President and Chief Executive Officer